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                                                                   EXHIBIT 99.10

                         AGREEMENT RE JOINT FILING OF
                                 SCHEDULE 13D
                                 ------------

The undersigned hereby agrees as follows:

          (i) Each of them is individually eligible to use the Schedule 13D to which this Exhibit is attached, and such Schedule 13D is filed on behalf of each of them; and

          (ii)  Each of them is responsible for the timely filing of such
Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

Dated: November 6, 1998

                                AVALON CABLE OF MICHIGAN, INC. (FORMERLY
                                CABLE MICHIGAN, INC.)


                                By:         /s/ Joel C. Cohen
                                    -----------------------------------
                                Print Name: Joel C. Cohen
                                Its:  President


                                AVALON CABLE OF MICHIGAN HOLDINGS, INC.


                                By:         /s/ Joel C. Cohen
                                    -----------------------------------
                                Print Name: Joel C. Cohen
                                Its:  President

                                AVALON CABLE HOLDINGS, LLC

                                        By:  ABRY BROADCAST PARTNERS III, L.P.,
                                             its Managing Member

                                        By:  ABRY EQUITY INVESTORS, L.P.,
                                             its General Partner

                                        By:  ABRY HOLDINGS III, INC.,
                                             its General Partner


                                        By:         /s/ Peni Garber
                                            -----------------------------
                                        Print Name: Peni Garber
                                        Its: Secretary
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                                ABRY BROADCAST PARTNERS III, L.P.

                                        By:  ABRY EQUITY INVESTORS, L.P.,
                                             its General Partner

                                        By:  ABRY HOLDINGS III, INC.,
                                             its General Partner


                                        By:         /s/ Peni Garber
                                            -----------------------------
                                        Print Name: Peni Garber
                                        Its:  Secretary


                                ABRY EQUITY INVESTORS, L.P.

                                        By:  ABRY HOLDINGS III, INC.,
                                             its General Partner


                                        By:          /s/ Peni Garber
                                            -----------------------------
                                        Print Name: Peni Garber
                                        Its: Secretary


                                ABRY HOLDINGS III, INC.,


                                By:         /s/ Peni Garber
                                    -------------------------------
                                Print Name:  Peni Garber
                                Its: Secretary


                                         /s/ Royce Yudkoff
                                -----------------------------------
                                         ROYCE YUDKOFF